Exhibit 99.1

UBS Investor Marketing
MLHR on Nasdaq

Beth Nickels, CFO
Kris Manos, EVP North American Office & Learning Environments
Bill DeKruif, President, Sound Management Venture
Joe Nowicki, VP Investor Relations

May 5, 2005

(Detailed financial reports available on HermanMiller.com

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the office furniture industry, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” “likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks include, without limitation, employment and general economic conditions, the pace of economic recovery in the U.S. and in our international markets, the increase in white collar employment, the willingness of customers to undertake capital expenditures, the types of products purchased by customers, competitive pricing pressures, the availability and pricing of raw materials, our reliance on a limited number of suppliers, currency fluctuations, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers, the financial strength of our customers, the mix of our products purchased by customers, the success of the transition to our new executive management team, our ability to attract and retain key executives and other qualified employees, our ability to continue to make product innovations, the success of newly introduced products, our ability to serve all of our markets, possible acquisitions, divestitures or alliances, the outcome of pending litigation or governmental audits or investigations, and other risks identified in our filings with the Securities and Exchange Commission. Therefore, actual results and outcomes may materially differ from what we express or forecast. Furthermore, Herman Miller, Inc., undertakes no obligation to update, amend, or clarify forward-looking statements.

Three Strategic Principles:	"We invent solutions for creating great places"

>>Our solutions are best in class and will inspire people and improve their performance

>>Our solutions will include innovative products, complemented with knowledge and services

>>Our  solutions will enable customers to envision their own great place, select the best solution that fits their organization, and implement it with confidence and bullet-proof reliability

Three Core Competencies:

•   Problem-solving design and innovation

• History of Partnering with Design leaders (Eames, Propst, Rhode Noguchi, Nelson, Stumpf)
• Achievements recognized around the world (NY Museum of Modern Art, Smithsonian Institute)
• Fortune magazine ranked among the most innovative companies

•   Operational excellence

• Herman Miller Production System (relationship with Toyota) • Move from batch process to single piece flow

•   Building and leading networks

• 152 Independent Dealers in 269 locations in the US (Certified Dealer Network)
• Network of Independent Designers
• Integrated Supply Management System (Supplier Qualification and Development Processes)

Four Avenues for Growth:

• Grow our share of the NA and UK contract furniture markets by building a superior offer for customers who value space as a strategic tool
• Apply our core competencies to three additional types of environments: healing, learning, and living
• Expand our geographic reach to serve customers in the developing economies of India, China, and Brazil
• Develop innovative products that will enable us to serve and create wholly new markets – Herman Miller Creative Office

Sonare Technologies™
A Herman Miller Company

Babble™
Voice Privacy without Walls

Sonare Technologies™

• HMI Creative Office to pursue complementary technologies
• Creative Office develops and acquires a rich portfolio of sound and acoustics patents and technologies
• Critical mass reached for a “Sound Management” business
• Sonare Technologies™ launched in Spring 2005
• Sonare Technologies™ launches first product June 05
• Babble™ – breakthrough Voice Privacy without Walls
• Open Office spaces, invented by Herman Miller, offer increased collaboration and space utilization
• Presents a challenge for privacy
• Lack of privacy remained an industry dilemma until now.

Old Solutions Aren’t Enough Anymore

• Masking Noise (white, pink) asked to do more than they can
• Giving everyone walled offices is not practical or affordable
• Even walled offices can allow confidential discussions to be heard
• Masking Systems complement Babble™
• Babble™ is a breakthrough with profound implications for the office and healthcare spaces

What is Privacy?

• Privacy can be many things to people: • Solitude • Quiet • Lack of Distraction • Security • Confidential

• Babble™ provides security of spoken information, confidentiality, and reduces distraction
    • These contribute to work effectiveness and productivity
• Satisfy HIPAA (Health Insurance Portability and Accountability Act) requirements

What is Babble?

• Babble™ is a voice confidentiality technology
• Babble™ is the first, true voice privacy device in open spaces
• Babble™ turns your voice into a small crowd. Small crowds do not distract us, single voices do.
• Babble™ is not a form of masking; white noise and pink noise focus on sound dilution
• Babble™ and masking complement each other; both volume levels can be lowered
• Babble™ changes how other people hear your voice without distracting you